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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

FS ENERGY AND POWER FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

201 Rouse Boulevard
Philadelphia, Pennsylvania 19112

April 29, 2016

Dear Fellow Shareholder:

              You are cordially invited to attend the Annual Meeting of Shareholders of FS Energy and Power Fund (the "Company") to be held on June 23, 2016 at 2:00 p.m., Eastern Time, at the offices of the Company, located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

              Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting shareholder votes.

              The Notice of Annual Meeting of Shareholders and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to:

              (i) elect ten members of the board of trustees of the Company to serve until the 2017 annual meeting of shareholders and until their successors are duly elected and qualified; and

              (ii) ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

              The Company's board of trustees unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.

              It is important that your common shares be represented at the Annual Meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. Your vote and participation in the governance of the Company are very important to us.

Sincerely yours,

Michael C. Forman Chairman, President and Chief Executive Officer

 FS ENERGY AND POWER FUND

201 Rouse Boulevard
Philadelphia, Pennsylvania 19112

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On June 23, 2016

To the Shareholders of FS Energy and Power Fund:

              NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of FS Energy and Power Fund, a Delaware statutory trust (the "Company"), will be held at the offices of the Company, located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, on June 23, 2016 at 2:00 p.m., Eastern Time (the "Annual Meeting"), for the following purposes:

  1.
  To elect ten members of the board of trustees of the Company to serve until the 2017 annual meeting of shareholders and until their successors are duly elected and qualified.

  2.
  To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

  3.
  To transact such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

              The board of trustees has fixed the close of business on April 20, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

              The Company has enclosed a copy of the proxy statement, the proxy card and the Company's annual report to shareholders for the year ended December 31, 2015 (the "Annual Report"). The proxy statement, the proxy card and the Annual Report are also available on the Company's website at www.franklinsquare.com. If you plan on attending the Annual Meeting and voting your common shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at (877) 628-8575.

By Order of the Board of Trustees,

Stephen S. Sypherd Vice President, Treasurer and Secretary

April 29, 2016

              Shareholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the board of trustees of the Company. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Shareholders also have the option to authorize their proxies by telephone or through the Internet by following the instructions printed on the proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Annual Meeting and voting in person.

 FS ENERGY AND POWER FUND

201 Rouse Boulevard
Philadelphia, Pennsylvania 19112

ANNUAL MEETING OF SHAREHOLDERS
To Be Held On June 23, 2016

PROXY STATEMENT

GENERAL

              This proxy statement is furnished in connection with the solicitation of proxies by the board of trustees (the "Board") of FS Energy and Power Fund, a Delaware statutory trust (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company, located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, on June 23, 2016 at 2:00 p.m., Eastern Time, and any adjournments or postponements thereof (the "Annual Meeting"). This proxy statement and the accompanying materials are being mailed on or about April 30, 2016 to shareholders of record described below and are available on the Company's website at www.franklinsquare.com.

              All properly executed proxies representing common shares of beneficial interest, par value $0.001 per share, of the Company (the "Common Shares") received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no instructions are marked, the Common Shares will be voted FOR:

              (i) the proposal to elect each of the trustee nominees named herein to the Board to serve until the 2017 annual meeting of shareholders and until their successor is duly elected and qualified (the "Trustee Proposal"); and

              (ii) the proposal to ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016 (the "Accountant Proposal").

              Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Any shareholder who executes a proxy may revoke it with respect to any proposal by attending the Annual Meeting and voting his or her Common Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

Quorum

              Shareholders of the Company are entitled to one vote for each Common Share held. Under the Company's Amended and Restated Bylaws, one third of the number of Common Shares entitled to be cast, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions will be treated as Common Shares that are present for purposes of determining the presence of a quorum for transacting business at the Annual Meeting. Common Shares for which brokers have not received voting instructions from the beneficial owner of the Common Shares and do not have, or choose not to exercise, discretionary authority to vote the Common Shares on certain proposals (which are considered "broker non-votes" with respect to such proposals) also will be treated as Common Shares present for quorum purposes.

Adjournments

              In the event that a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting or the shareholders entitled to vote at the Annual Meeting, present in person or by proxy, shall have the power to adjourn the Annual Meeting from time to time to a date not more than 120 days after the original record date without notice other than the announcement at the Annual Meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought. Any business that might have been transacted at the Annual Meeting as originally called may be transacted at any such adjourned session(s) at which a quorum is present.

              If it appears that there are not enough votes to approve any proposal at the Annual Meeting, the chairman of the Annual Meeting may adjourn the Annual Meeting from time to time to a date not more than 120 days after the record date originally fixed for the Annual Meeting without notice other than announcement at the Annual Meeting to permit further solicitation of proxies. The persons named as proxies for the Company will vote proxies held by them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

              If sufficient votes in favor of one or more proposals have been received by the time of the Annual Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.

Record Date

              The Board has fixed the close of business on April 20, 2016 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and all adjournments or postponements thereof. As of the Record Date, there were 401,344,745 Common Shares outstanding.

Required Vote

              Election of Trustee Nominees.    Each trustee shall be elected by a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the Trustee Proposal. Common Shares represented by broker non-votes are not considered votes cast and thus have no effect on the Trustee Proposal. Shareholders may not cumulate their votes.

              Ratification of Independent Registered Public Accounting Firm.    The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present, is required to ratify the appointment of RSM US LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Accountant Proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company's independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the Common Shares, there will not be any broker non-votes with respect to the Accountant Proposal.

Householding

              The Company combines mailings for multiple accounts going to a single household by delivering to that address, in a single envelope, a copy of the document (annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the U.S. Securities and Exchange Commission (the "SEC"). If you do not want the Company to continue consolidating your Company mailings and would prefer to receive separate mailings of Company communications, please contact the Company's transfer agent, DST Systems, Inc. by telephone at (855) 486-7904 or by mail to FS Energy and Power Fund, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105.

Voting

              You may vote in person at the Annual Meeting or by proxy in accordance with the instructions provided below. You may also authorize a proxy by telephone or through the Internet using the toll-free telephone number or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link. Shareholders of the Company are entitled to one vote for each Common Share held.

              When voting by proxy and mailing your proxy card, you are required to:

  •
  indicate your instructions on the proxy card;

  •
  date and sign the proxy card;

  •
  mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

  •
  allow sufficient time for the proxy card to be received on or before 2:00 p.m., Eastern Time, on June 23, 2016.

              The Company has enclosed a copy of this proxy statement, the proxy card and the Company's annual report to shareholders for the year ended December 31, 2015 (the "Annual Report"). This proxy statement, the proxy card and the Annual Report are also available on the Company's website at www.franklinsquare.com. If you plan on attending the Annual Meeting and voting your Common Shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at (877) 628-8575.

Other Information Regarding This Solicitation

              The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Annual Meeting of Shareholders, the proxy card and the Annual Report. The Company has requested that brokers, nominees, fiduciaries and other persons holding Common Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

              In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by trustees, officers or regular employees of the Company and its affiliates (without special compensation therefor). The Company has also retained Broadridge Investor Communication Solutions, Inc. to assist in the solicitation of proxies for an estimated fee of approximately $10,000, plus out-of-pocket expenses. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the shareholder in the same manner as the proxy being revoked and delivered to the Company's proxy tabulator.

Security Ownership of Management and Certain Beneficial Owners

              The following table sets forth, as of the Record Date, the beneficial ownership of the nominees for trustee, the Company's executive officers, each person known to the Company to beneficially own 5% or more of the outstanding Common Shares, and all of the Company's executive officers and trustees as a group.

              Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and includes voting or investment power with respect to the Common Shares. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of April 20, 2016. Ownership information for those persons who beneficially own 5% or more of the Common Shares is based upon information furnished by the Company's transfer agent and other information provided by such persons, if available.

	Common Shares Beneficially Owned as of April 20, 2016
Name and Address of Beneficial Owner(1)	Number of Common Shares	Percentage(2)
Interested Trustees:
Michael C. Forman(3)	376,006.005	*
David J. Adelman(4)	372,601.694	*
Thomas J. Gravina(5)	39,297.874	*
Michael J. Heller	85,237.308	*
Independent Trustees:
Sidney R. Brown(6)	60,237.218	*
Gregory P. Chandler(7)	17,312.921	*
Richard I. Goldstein	35,861.498	*
Charles P. Pizzi	19,834.755	*
Richard W. Vague	112,341.970	*
R. Richard Williams	15,956.670	*
Executive Officers:
Edward T. Gallivan, Jr.	2,538.755	*
Zachary Klehr	26,795.125	*
Gerald F. Stahlecker(8)	10,374.655	*
Stephen S. Sypherd(9)	6,196.539	*
James E. Volk	1,598.721	*
All Executive Officers and Trustees as a group (15 persons)	1,182,191.708	*

*
Less than one percent.

(1)
The address of each beneficial owner is c/o FS Energy and Power Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

(2)
Based on a total of 401,344,745 Common Shares issued and outstanding on April 20, 2016.

(3)
Includes 112,222.222 Common Shares held through FB Capital Partners, L.P., a limited partnership of which Mr. Forman is the sole limited partner, 7,557.873 Common Shares held for the benefit of minor children in trust, 120,419.031 Common Shares held by Franklin Square Holdings L.P., an affiliate of the Company ("Franklin Square Holdings"), and 120,419.031 Common Shares held in trust.

(4)
Includes 11,222.222 Common Shares held in a joint account with spouse, 112,222.222 Common Shares held through Sylvia Associates, L.P., a limited partnership controlled by Mr. Adelman, 128,738.219 Common Shares held through Darco Capital LP, a limited partnership controlled by Mr. Adelman and 120,419.031 Common Shares held by Franklin Square Holdings.

(5)
Includes 15,092.520 Common Shares held in trust and 24,205.354 Common Shares held in a retirement account.

(6)
Includes 28,055.556 Common Shares held by NFI International, Ltd., a company of which Mr. Brown is a principal interest holder.

(7)
All Common Shares held in a 401(k) account.

(8)
All Common Shares held in a joint account with spouse.

(9)
Includes 1,605.586 Common Shares held in a joint account with spouse.

 PROPOSAL 1: ELECTION OF TRUSTEES

              At the Annual Meeting, shareholders of the Company are being asked to consider the election of ten trustees of the Company. Pursuant to the Company's Third Amended and Restated Declaration of Trust and Amended and Restated Bylaws, the number of trustees on the Board may not be fewer than either the minimum number required by the Delaware General Corporation Law or three, except for a period of up to 60 days after the death, removal or resignation of a trustee pending the election of such trustee's successor, or greater than twelve. Trustees of the Company are elected annually for a term of one year, and serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. The Board is currently comprised of ten trustees.

              Each trustee named below has been nominated for election by the Board to serve a one-year term until the 2017 annual meeting of shareholders and until their successor is duly elected and qualified. Each trustee has agreed to serve as a trustee if elected and has consented to being named as a nominee. No person being nominated as a trustee is being proposed for election pursuant to any agreement or understanding between such person and the Company.

              A shareholder can vote for, or withhold his or her vote from, any or all of the trustee nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the trustee nominees named below. If any of the trustee nominees should decline or be unable to serve as a trustee, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Corporate Governance Committee of the Company. The Board has no reason to believe that any of the persons named will be unable or unwilling to serve.

Information about the Board and Trustee Nominees

              The role of the Board is to provide general oversight of the Company's business affairs and to exercise all of the Company's powers except those reserved for the shareholders. The responsibilities of the Board also include, among other things, the oversight of the Company's investment activities, the quarterly valuation of the Company's assets, the oversight of the Company's financing arrangements and corporate governance activities.

              A majority of the members of the Board are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company or FS Investment Advisor, LLC, the Company's investment adviser ("FS Advisor") and are "independent" as defined in Rule 5605(a)(2) of The NASDAQ Stock Market LLC. These individuals are referred to as the Company's independent trustees (the "Independent Trustees"). Section 2(a)(19) of the 1940 Act defines an "interested person" to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. The members of the Board who are not Independent Trustees are referred to as interested trustees (the "Interested Trustees").

              The Board is currently comprised of ten trustees, six of whom are Independent Trustees. The Board has determined that the following trustee nominees are Independent Trustees: Messrs. Brown, Chandler, Goldstein, Pizzi, Vague and Williams. Based upon information requested from each trustee concerning their background, employment and affiliations, the Board has affirmatively determined that none of the Independent Trustees has, or within the last two years had, a material business or professional relationship with the Company, other than in their capacity as a member of the Board or any Board committee or as a shareholder.

              In considering each trustee and the composition of the Board as a whole, the Board seeks a diverse group of experiences, characteristics, attributes and skills, including diversity in gender, ethnicity and race, that the Board believes enables a trustee to make a significant contribution to the Board, the Company and its shareholders. These experiences, characteristics, attributes and skills, which are more fully described below, include, but are not limited to, management experience, independence, financial expertise and experience serving as directors or trustees of other entities. The Board may also consider such other experiences, characteristics, attributes and skills as it deems appropriate, given the then-current needs of the Board and the Company.

              These experiences, characteristics, attributes and skills relate directly to the management and operations of the Company. Success in each of these categories is a key factor in the Company's overall operational success and creating shareholder value. The Board believes that trustees who possess these experiences, characteristics, attributes and skills are better able to provide oversight of the Company's management and the Company's long-term and strategic objectives.

              The following table sets forth certain information regarding the Independent Trustee nominees and Interested Trustee nominees, including a description of the experience, characteristics, attributes and skills of each trustee nominee that led the Board to conclude that each such person should serve as a trustee. For purposes of this proxy statement, the term "Fund Complex" is defined to include the Company, FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D, FS Global Credit Opportunities Fund—T, FS Global Credit Opportunities Fund—ADV and FS Energy and Power Fund II. As of April 20, 2016, FS Global Credit Opportunities Fund—T, FS Global Credit Opportunities Fund—ADV and FS Energy and Power Fund II had not formally commenced investment operations.

INDEPENDENT TRUSTEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee During the Past Five Years†
Sidney Brown Age: 59 Trustee	Since 2011	Mr. Brown has served as the chief executive officer of NFI, Inc., or NFI, a premier integrated supply chain solutions company, since the late 1990s. NFI, founded in 1932 as National Hauling, has evolved from a trucking company in a regulated environment into one of the largest privately-held third-party logistics companies in the United States. NFI in North America now consists of logistics, warehousing and distribution, transportation, intermodal, real estate, transportation brokerage, contract packaging, solar, global freight forwarding and NFI Canada. Mr. Brown is also the vice-chairman of the board of directors of Sun Bancorp, Inc., or SBI, since September 2013 and previously served as vice-chairman. He has served as a director, treasurer and secretary of SBI since 1990. In addition, Mr. Brown is a general partner of various real estate companies having extensive holdings with an emphasis on development and management of commercial and industrial real estate. He began his career working for Morgan Stanley in New York City as a financial analyst in the corporate finance department of the investment bank. Mr. Brown has served as a director of Sun National Bank since 1990 and as chairman since May 2013. Mr. Brown has served as a director of J & J Snack Foods Corp. since 2004. Mr. Brown received a B.S.B.A. in Finance from Georgetown University and an MBA from Harvard University.	One	Sun Bancorp, Inc.; Sun National Bank; J & J Snack Foods Corp.; Cooper Health System

INDEPENDENT TRUSTEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee During the Past Five Years†
Mr. Brown has served as a member of various boards for publicly-traded companies. In addition, his service as chief executive officer of NFI has provided him, in the opinion of the Board, with experience and insight which is beneficial to the Company.
Gregory P. Chandler Age: 49 Trustee	Since 2010	Mr. Chandler has been chief financial officer of Emtec, Inc., or Emtec, a publicly-traded global information technology services provider, since May 2009. Mr. Chandler has also been a member of Emtec's board of directors since 2005 where he served as chairman of the audit committee from 2005 through 2009. He also has been a member of the board of directors of FS Investment Corporation since April 2008, and has served as chairman of FS Investment Corporation's audit committee and as a member of FS Investment Corporation's valuation committee since May 2008 and March 2010, respectively. Mr. Chandler presently serves as a director and chairman of the audit committee of the RBB Funds and serves on the board of the Enterprise Center, a non-profit organization. Mr. Chandler presently serves as a director of Spectrum Systems LLP and as an officer and director of GCVC Consulting. Previously, he served as managing director, Investment Banking, at Janney Montgomery Scott LLC from 1999 to April 2009. From 1995 to 1999, he was with PricewaterhouseCoopers LLP, or PwC, and its predecessor Coopers and Lybrand where he assisted companies in the "Office of the CFO Practice" and also worked as a certified public accountant. During his tenure at PwC, he spent the majority of his time in the Investment Company practice. Mr. Chandler served as a logistics officer with the United States Army for four years. Mr. Chandler's degrees include a B.S. in Engineering from the United States Military Academy at West Point and an M.B.A. from Harvard Business School. He is also a Certified Public Accountant (inactive).	Two	FS Investment Corporation; Emtec, Inc.; RBB Funds

Mr. Chandler has extensive experience in valuations and in negotiating debt, equity and mergers and acquisitions transactions in a variety of industries with both public and private companies. In addition, Mr. Chandler has experience managing the audits of mutual funds, hedge funds and venture capital funds. This experience has provided Mr. Chandler, in the opinion of the Board, with experience and insight which is beneficial to the Company.

INDEPENDENT TRUSTEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee During the Past Five Years†
Richard I. Goldstein Age: 55 Trustee and Lead Independent Trustee	Trustee since 2011 Lead Independent Trustee since March 2015	Mr. Goldstein has served as the Company's lead independent trustee since March 2015. Mr. Goldstein also serves as a member of the board of directors of FS Investment Corporation II and has presided in such role since April 2015. He also has served as a managing director of Liberty Associated Partners, LP, or LAP, since 2000 and Associated Partners, LP, or AP, since 2006, both investment funds that make private and public market investments in communications, media, internet and energy companies. Prior to joining LAP and AP, Mr. Goldstein was vice president of The Associated Group, Inc., or AGI, a multi-billion dollar publicly-traded owner and operator of communications-related businesses and assets. While at AGI, he assisted in establishing Teligent, Inc., of which he was a director, and was responsible for operating AGI's cellular telephone operations. Mr. Goldstein is currently a member of the board of directors of CURRENT Group, LLC and also served as a director of Intellon Corporation prior to its acquisition by Atheros Communications, Inc. He is also a member of the board of trustees of The Shipley School and has counseled many early stage companies. Mr. Goldstein received a B.S. in Business and Economics from Carnegie Mellon University and received training at the Massachusetts Institute of Technology in Management Information Systems.	Two	FS Investment Corporation II

Mr. Goldstein has extensive experience as a senior executive and in negotiating investment transactions in a variety of industries, including in the energy industry. This experience has provided Mr. Goldstein, in the opinion of the Board, with experience and insight which is beneficial to the Company.

INDEPENDENT TRUSTEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee During the Past Five Years†
Charles P. Pizzi Age: 65 Trustee	Since 2012	Mr. Pizzi is the retired president, director and chief executive officer of Tasty Baking Company, manufacturer of Tastykake branded snack cakes. He served in these positions from 2002 to May 2011. Prior to leading Tasty Baking Company, Mr. Pizzi served as president and chief executive officer of the Greater Philadelphia Chamber of Commerce, vice-chairman of the American Chamber of Commerce Executives and chairman of the Metro Council of Presidents. Mr. Pizzi also serves on the boards of trustees of FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D, FS Global Credit Opportunities Fund—T and FS Global Credit Opportunities Fund—ADV, and has served in such role since each fund's inception in January 2013, January 2013, January 2013, February 2016 and February 2016, respectively. Mr. Pizzi is a member of FS Global Credit Opportunities Fund's valuation and audit committees and has presided in such roles since June 2013. His career also includes work with the transition teams for then Pennsylvania Governor Tom Ridge and then Philadelphia Mayor Ed Rendell. Mr. Pizzi has also served as commerce director for the City of Philadelphia. He has been a trustee of Brandywine Realty Trust since 1996, serving on the audit committee and as a chair of the compensation committee, a director of Allied Security Holdings LLC since August 2011, a director of PHH Corporation since January 2012, serving on the human capital and compensation committee, vice chairman of the board of directors of Independence Blue Cross since 1991, serving on the compensation committee, a trustee of Pennsylvania Real Estate Investment Trust since May 2013 and a director of Drexel University since 1991. He was a director of the Federal Reserve Bank of Philadelphia from 2006 to December 2011, serving as chairman from January 2010 to December 2011. He also previously served as a director of the Philadelphia Stock Exchange from 1998 until it was acquired by NASDAQ in July 2008 and on the board of governors of NASDAQ OMX PHLX, Inc. from August 2008 to March 2009. Mr. Pizzi holds a bachelor's degree from LaSalle University and a master's degree from the University of Pennsylvania.	Six	FS Global
Credit
Opportunities
Fund; FS
Global Credit
Opportunities
Fund—A; FS
Global Credit
Opportunities
Fund—D; FS
Global Credit
Opportunities
Fund—T; FS
Global Credit
Opportunities
Fund—ADV; Tasty
Baking
Company;
Brandywine
Realty
Trust; PHH
Corporation

INDEPENDENT TRUSTEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee During the Past Five Years†
Mr. Pizzi has significant experience as an executive and director at various companies and governmental organizations. This experience has provided Mr. Pizzi, in the opinion of the Board, with experience and insight which is beneficial to the Company.
Richard W. Vague Age: 60 Trustee	Since 2011	Mr. Vague is a private investor currently involved as a managing partner of Gabriel Investments, an early stage investment fund, and as managing director of The Miletos Group. Previously, Mr. Vague was the co-founder of Energy Plus Company, or Energy Plus, an electricity and natural gas supply company operating in states throughout the United States that was sold to NRG Energy in September 2011, and served as chairman and chief executive officer of Energy Plus from May 2007 until the time of such sale. Mr. Vague was also co-founder of two credit card companies—First USA Bank, which grew to be the largest Visa issuer in the industry and which was sold to Bank One Corporation in 1997, and Juniper Financial Corporation, the fastest growing credit card issuer of the past decade, which was sold to Barclays PLC in 2004. Mr. Vague has served as a member of the board of directors of FS OneEquity Partners Co. L.P., an affiliate of Franklin Square Holdings, since February 2016. Mr. Vague has served on the corporate boards of Heartland Payment Systems, Inc. since May 2007, Think Direct Marketing Group, Inc. and GoodCents Corporation. Mr. Vague is president of the Philadelphia Live Arts and Fringe Festival, and on the boards of the University of Pennsylvania Press, the Franklin Institute, the Dean's Advisory Council of NYU's Tisch School of the Arts, the U.S. State Department's Advisory Committee on International Economic Policy and the U.S. Department of Energy's Electricity Advisory Committee.	One	Heartland Payment Systems, Inc.

Mr. Vague has founded and served in a senior executive capacity at various companies, as well as a member of various boards. His extensive service at various companies has provided him, in the opinion of the Board, with experience and insight which is beneficial to the Company.

INDEPENDENT TRUSTEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee During the Past Five Years†
R. Richard Williams Age: 70 Trustee	Since 2011	Mr. Williams retired in 2000 as the chief executive officer of Valquip Corporation, which Mr. Williams founded in 1977. Valquip Corporation became the largest distributor of quarter-turn automated valves and electric heat-tracing systems in the United States and was acquired by Tyco International in 1999. He spent his early career in sales and management with Jamesbury Corporation, a major supplier of valves and controls. Mr. Williams has extensive audit and finance experience, having served on the board of HC Capital Trust (formerly Hirtle Callaghan Trust) since 2000 and on its audit committee since 2001. Mr. Williams has been a member of the board of Thomas Jefferson University Hospitals for over ten years and is currently chairman of the finance committee as well as vice-chairman of the board. In addition, Mr. Williams is currently chairman of Seaboard Advisors, which provides consulting services focused primarily on sales and marketing, and a director of Glenthorne Capital, Inc., which provides consulting services relating to strategic acquisitions. Mr. Williams is co-founder and chairman of the board of Boys' Latin of Philadelphia Charter School. Mr. Williams has been a member of the board and a vice-president of Aronimink Golf Club. He has also served on the boards of Community Academy and the Haverford School.	One	HC Capital Trust

Mr. Williams has extensive experience as founder and chief executive officer of Valquip Corporation, as well as a member of various boards. His experience has provided him, in the opinion of the Board, with experience and insight which is beneficial to the Company.

INTERESTED TRUSTEES(3)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee During the Past Five Years†
Michael C. Forman Age: 55 Chairman of the Board, President and Chief Executive Officer	Since 2010	Mr. Forman has served as the Company's chairman, president and chief executive officer since its inception in September 2010 and as the chairman and chief executive officer of FS Advisor since its inception in September 2010. Mr. Forman also currently serves as chairman, president and chief executive officer of FB Income Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, FS Investment Corporation III, FSIC III Advisor, LLC, FS Global Advisor, LLC, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D, FS Energy and Power Fund II, FSEP II Advisor, LLC, FS Investment Corporation IV, FSIC IV Advisor, LLC, FS Global Credit Opportunities Fund—T and FS Global Credit Opportunities Fund—ADV, and has presided in such roles since each entity's inception in October 2007, July 2011, November 2011, June 2013, October 2013, January 2013, January 2013, January 2013, January 2013, February 2014, February 2014, February 2015, September 2015, February 2016 and February 2016, respectively. Mr. Forman has also served as chairman of the board of directors of FS OneEquity Partners Co. L.P., an affiliate of Franklin Square Holdings, since September 2015. Mr. Forman also currently serves as chairman and chief executive officer of FS Investment Corporation and has presided in such roles since its inception in 2007. Mr. Forman served as president of FS Investment Corporation from 2007 to April 2013. In 2005, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that previously invested in private equity, senior and mezzanine debt and real estate, and has served as managing general partner since inception. In May 2007, Mr. Forman co-founded Franklin Square Holdings.	Eleven	FS Investment
Corporation;
FS Investment
Corporation II;
FS Investment
Corporation III;
FS Investment
Corporation IV;
FS Global Credit
Opportunities
Fund; FS
Global Credit
Opportunities
Fund—A; FS
Global Credit
Opportunities
Fund—D; FS
Global Credit
Opportunities
Fund—T; FS
Global Credit
Opportunities
Fund—ADV; FS
Energy and
Power Fund II

Prior to co-founding FB Capital Partners, L.P., Mr. Forman spent nearly 20 years as an attorney in the Corporate and Securities Department at the Philadelphia-based law firm of Klehr Harrison Harvey Branzburg LLP, or Klehr Harrison, where he was a partner from 1991 until leaving the firm to focus exclusively on investments. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman serves as a member of

INTERESTED TRUSTEES(3)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee During the Past Five Years†
the board of directors of a number of private companies. He is also a member of a number of civic and charitable boards, including The Franklin Institute (executive committee member), the Vetri Foundation for Children (chairman), the executive committee of the Greater Philadelphia Alliance for Capital and Technologies (PACT) and Murex Investments, Inc., a Pennsylvania-based economic development/venture capital firm, where he chairs the investment committee. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies, including FS Advisor, which serves as the Company's investment adviser. The Board believes Mr. Forman's experience and his positions as the Company's and FS Advisor's chief executive officer make him a significant asset to the Company.
David J. Adelman Age: 44 Trustee	Since 2010	Mr. Adelman has served as the Company's vice-chairman since its inception in September 2010 and as vice-chairman of FS Advisor since its inception in September 2010. He also currently serves as the vice-chairman of FS Investment Corporation, FB Income Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, FS Investment Corporation III, FSIC III Advisor, LLC, FS Global Advisor, LLC, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D, FS Energy and Power Fund II, FS Investment Corporation IV, FSIC IV Advisor, LLC, FS Global Credit Opportunities Fund—T and FS Global Credit Opportunities Fund—ADV, and has presided in such roles since December 2007, October 2007, July 2011, November 2011, June 2013, October 2013, January 2013, January 2013, January 2013, January 2013, February 2014, February 2015, September 2015, February 2016 and February 2016, respectively. Mr. Adelman has significant managerial and investment experience and has served as the president and chief executive officer of Philadelphia based Campus Apartments, Inc., or Campus Apartments, since 1997. Campus Apartments develops, manages, designs and privately finances more than 220 upscale housing facilities for colleges and universities across the United States. In 2006, Campus Apartments	Eleven	FS Investment
Corporation;
FS Investment
Corporation II;
FS Investment
Corporation III;
FS Investment
Corporation IV; FS Global Credit
Opportunities
Fund; FS
Global Credit
Opportunities
Fund—A; FS
Global Credit
Opportunities
Fund—D; FS
Global Credit
Opportunities
Fund—T; FS
Global Credit
Opportunities
Fund—ADV;
FS Energy and
Power Fund II;
Actua Corporation

INTERESTED TRUSTEES(3)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee During the Past Five Years†
entered into a $1.1 billion venture with GIC Real Estate Pte Ltd., the real estate investment arm of the Government of Singapore Investment Corporation, in which Campus Apartments uses the venture's capital to acquire, develop, operate and manage student housing projects across the United States. In addition to his duties as president and chief executive officer of Campus Apartments, Mr. Adelman has been the chief executive officer of Campus Technologies, Inc. since 2001, the vice-chairman of University City District board of directors since 1997, board member of Actua Corporation (formerly known as ICG Group, Inc.) since June 2011 and a member of the National Multifamily Council (NMHC) and the Young Presidents' Organization. Mr. Adelman formerly served as a board member of Hyperion Bank and on the executive committee of the Urban Land Institute's Philadelphia Chapter. Mr. Adelman is also an active private investor and entrepreneur, having co-founded Franklin Square Holdings with Mr. Forman. Mr. Adelman received his B.A. in Political Science from Ohio State University.

Mr. Adelman serves as vice-chairman of FS Advisor and, together with Mr. Forman, is responsible for implementing the Company's investment strategy. Mr. Adelman has substantial management, operational and financial expertise generated through his leadership roles for public and private companies, including his service as president and chief executive officer of Campus Apartments. Mr. Adelman also serves on the board of directors and in other leadership roles for various charitable and civic organizations. These varied activities have provided him, in the opinion of the Board, with experience and insight which is beneficial to the Company.

INTERESTED TRUSTEES(3)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee During the Past Five Years†
Thomas J. Gravina Age: 54 Trustee	Since 2010	Mr. Gravina currently serves as executive chairman of GPX Enterprises, L.P., a private investment firm, and its affiliates, including GPX Realty Partners, L.P., a private real estate and investment advisory firm, and has served in such capacities since co-founding GPX Enterprises, L.P. in 2006. He also currently serves on the board of directors of FS Investment Corporation and FS Investment Corporation IV and has presided in each role since March 2009 and September 2015, respectively. Mr. Gravina previously served as chairman of FS Investment Corporation's nominating and corporate governance committee from January 2011 through September 2013 and has served as the chair of FS Investment Corporation IV's nominating and corporate governance committee since September 2015. He was also a member of FS Investment Corporation's audit committee from January 2010 to September 2011. Mr. Gravina also currently serves on the boards of trustees of FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D, FS Global Credit Opportunities Fund—T and FS Global Credit Opportunities Fund—ADV, and has served in such role since each fund's inception in January 2013, January 2013, January 2013, February 2016 and February 2016, respectively. He is a member of FS Global Credit Opportunities Fund's valuation committee and nominating and corporate governance committee. Mr. Gravina also currently serves as chairman and chief executive officer of EvolveIP Holdings, LLC, a cloud-based technology provider, which he co-founded in 2007. Previously, from 2000 to 2005, Mr. Gravina served as president and chief executive officer and director of ATX Communications, Inc., a NASDAQ publicly-traded communications company. Mr. Gravina also served as chairman of the board of directors of ATX Communications, Inc. from 2005 to 2006. Mr. Gravina led the multi-billion dollar merger in 2000 between publicly-traded CoreComm Limited and Voyager.net, and privately-held ATX Telecommunications Services, of which he was co-chief executive officer and co-founder since 1987. Mr. Gravina is a member of the board of	Eight	FS Investment
Corporation; FS Investment Corporation IV; FS Global Credit Opportunities Fund; FS Global Credit Opportunities Fund—A; FS Global Credit Opportunities Fund—D; FS Global Credit Opportunities Fund—T; FS Global Credit Opportunities Fund—ADV; Philadelphia College of Osteopathic Medicine

INTERESTED TRUSTEES(3)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee During the Past Five Years†
directors, chairman of the audit and foundation committees and is a member of the finance committee of the Philadelphia College of Osteopathic Medicine and is a member of other charitable and civic boards. Mr. Gravina received his B.S. in Business Administration from Villanova University.

Mr. Gravina has served as a member of various boards, including public company and charitable and civic organizations. In addition, his service as chairman of both public and private companies, including a private investment firm that he co-founded, have provided him, in the opinion of the Board, with experience and insight which is beneficial to the Company.
Michael J. Heller Age: 51 Trustee	Since 2010	Mr. Heller is a shareholder at the law firm of Cozen O'Connor, P.C., where he currently serves as the firm's chief executive officer, and has served in such capacity since January 1, 2013. Immediately prior to that, Mr. Heller was the president and executive partner of Cozen O'Connor, P.C. He also currently serves on the board of directors of FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation III and has presided in such roles since May 2008, February 2012 and February 2014, respectively. He is a member of FS Investment Corporation's valuation committee and has presided in such role since December 2008 and previously served as a member of FS Investment Corporation's nominating and corporate governance committee from January 2011 through September 2013. He is also chairman of FS Investment Corporation II's nominating and corporate governance committee and serves as a member of its valuation committee and has presided in such roles since February 2012 and September 2013, respectively. Mr. Heller is also a member of FS Investment Corporation III's valuation committee and has presided in such role since February 2014. Mr. Heller is a corporate and securities lawyer, whose practice is devoted to representing private equity and venture capital funds as well as counseling entrepreneurs and middle-market businesses in various corporate matters, including the structuring of capital-raising transactions and merger and acquisition transactions. Prior to becoming the chief executive officer of Cozen O'Connor, P.C., Mr. Heller was the Chairman of the Business Law Department	Four	FS Investment Corporation; FS Investment Corporation II; FS Investment Corporation III

INTERESTED TRUSTEES(3)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee During the Past Five Years†
from January 2007, and he served as vice-chairman of Cozen O'Connor, P.C.'s Business Law Department from 2002 until January 2007. Mr. Heller has been a member of the board of directors of Beachbody, LLC since November 2012. In addition, Mr. Heller has been a member of the boards of directors of Cozen O'Connor, P.C. and Hanover Fire and Casualty Insurance Company, a privately held property and casualty insurance company, and a member of the board of trustees of Thomas Jefferson University Hospital since January 2007, May 2004 and July 2012, respectively. Mr. Heller received a B.S. in Accounting, summa cum laude, from The Pennsylvania State University, and a J.D., magna cum laude, from Villanova University, where he was a Law Review editor and a member of the Order of the Coif.

Mr. Heller has extensive experience in corporate and securities law matters and has represented various private equity and venture capital funds. Further, Mr. Heller serves on the boards of several private companies and civic and charitable organizations. These activities have provided him, in the opinion of the Board, with experience and insight which is beneficial to the Company.
†
Includes directorships held in (1) any investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act and (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

(1)
The address for each trustee is c/o FS Energy and Power Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

(2)
Trustees serve for a one-year term until the next annual meeting of shareholders and until their successors are duly elected and qualified.

(3)
"Interested person" of the Company as defined in Section 2(a)(19) of the 1940 Act. Messrs. Forman and Adelman are each an "interested person" because of their affiliation with FS Advisor. Messrs. Heller and Gravina are "interested persons" because of material professional relationships they have with Mr. Forman.

Risk Oversight and Board Structure

Board's Role in Risk Oversight

              Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company; (3) reviewing investment strategies, techniques and the processes used to manage related risks; (4) overseeing the Company's investment valuation process through the Company's Valuation Committee that operates pursuant to authority assigned to it by the Board; (5) overseeing the Company's cyber security risk management program through the Company's Audit Committee; (6) meeting with representatives of, or reviewing reports prepared by or with respect to, key service providers, including the investment adviser, investment sub-adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm of the Company, to review and discuss the activities of the Company and to provide direction with respect thereto; (7) reviewing periodically, and at least annually, the Company's fidelity bond, trustees and officers, and errors and omissions insurance policies and such other insurance policies as may be appropriate; and (8) overseeing the Company's accounting and financial reporting processes, including supervision of the Company's independent registered public accounting firm to ensure that they provide timely analyses of significant financial reporting and internal control issues.

              The Board also performs its risk oversight responsibilities with the assistance of the Company's Chief Compliance Officer. The Board receives a quarterly report from the Chief Compliance Officer, who reports on, among other things, the Company's compliance with applicable securities laws and its internal compliance policies and procedures. In addition, the Company's Chief Compliance Officer prepares a written report annually evaluating, among other things, the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer's report, which is reviewed by the Board, addresses at a minimum: (1) the operation and effectiveness of the compliance policies and procedures of the Company and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (4) any material compliance matters that have occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company's compliance activities and risks. The Chief Compliance Officer also meets separately in executive session with the Independent Trustees at least once each year. In addition to compliance reports from the Company's Chief Compliance Officer, the Board also receives reports from legal counsel to the Company regarding regulatory compliance and governance matters.

Board Composition and Leadership Structure

              Mr. Forman, who is an "interested person" of the Company as defined in Section 2(a)(19) of the 1940 Act, serves as both the president and chief executive officer of the Company and chairman of the Board. The Board believes that Mr. Forman, as co-founder and chief executive officer of the Company, is the trustee with the most knowledge of the Company's business strategy and is best situated to serve as chairman of the Board. The Company's Third Amended and Restated Declaration of Trust, as well as regulations governing business development companies ("BDCs") generally, requires that a majority of the Board be persons other than "interested persons" of the Company, as defined in Section 2(a)(19) of the 1940 Act.

              While the Company currently does not have a policy mandating a lead Independent Trustee, the Board believes that having an Independent Trustee fill the lead trustee role is appropriate. On March 9, 2015, the Board appointed Mr. Goldstein as lead Independent Trustee. The lead Independent Trustee, among other things, works with the Chairman of the Board in the preparation of the agenda for each Board meeting and in determining the need for special meetings of the Board, chairs any meeting of the Independent Trustees in executive session, facilitates communications between other members of the Board and the Chairman of the Board and/or the Chief Executive Officer and otherwise consults with the Chairman of the Board and/or the Chief Executive Officer on matters relating to corporate governance and Board performance.

              The Board, after considering various factors, has concluded that its structure is appropriate given the current size and complexity of the Company.

Board Meetings and Attendance

              The Board met 13 times during the fiscal year ended December 31, 2015, including four regular quarterly meetings. Each trustee attended at least 75% of the aggregate of all meetings of the Board to which they were invited during the fiscal year ended December 31, 2015, with the exception of Messrs. Adelman, Brown, Gravina and Williams. The Company does not have a formal policy regarding trustee attendance at an annual meeting of shareholders. None of the trustees attended the Company's annual meeting held on June 24, 2015.

Committees of the Board

              The Board has established three standing committees of the Board, which consist of an Audit Committee, a Valuation Committee and a Nominating and Corporate Governance Committee.

              The Board has not established a standing compensation committee because the executive officers of the Company do not receive any direct compensation from the Company. The Board, as a whole, participates in the consideration of trustee compensation and decisions on trustee compensation are based on, among other things, a review of data of comparable BDCs.

Audit Committee

              The Board has established an Audit Committee that operates pursuant to a charter and consists of three members, including a Chairman of the Audit Committee. The Audit Committee members are Messrs. Chandler (Chairman), Vague and Williams, each an Independent Trustee. The Board has determined that Mr. Chandler is an "audit committee financial expert" as defined by Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act. The primary function of the Audit Committee is to oversee the integrity of the Company's accounting policies, financial reporting process and system of internal controls regarding finance and accounting policies. The Audit Committee is responsible for selecting, engaging and discharging the Company's independent accountants, reviewing the plans, scope and results of the audit engagement with the Company's independent accountants, approving professional services provided by the Company's independent accountants (including compensation therefor), reviewing the independence of the Company's independent accountants and reviewing the adequacy of the Company's internal control over financial reporting. The Audit Committee held five meetings during the fiscal year ended December 31, 2015. Each member of the Audit Committee who served on such committee during the 2015 fiscal year attended over 75% of the aggregate of all the meetings held during 2015, with the exception of Mr. Vague. The Audit Committee charter is available on the Company's website at www.franklinsquare.com.

Valuation Committee

              The Board has established a Valuation Committee that operates pursuant to a charter and consists of four members, including a Chairman of the Valuation Committee. The Valuation Committee members are Messrs. Brown, Chandler, Goldstein (Chairman) and Heller. The primary function of the Valuation Committee is to establish guidelines and make recommendations to the Board on matters relating to the valuation of the Company's investments. The Valuation Committee held five meetings during the fiscal year ended December 31, 2015. Each member of the Valuation Committee who served on such committee during the 2015 fiscal year attended over 75% of the aggregate of all the meetings held during 2015, with the exception of Mr. Brown.

Nominating and Corporate Governance Committee

              The Board has established a Nominating and Corporate Governance Committee that operates pursuant to a charter and consists of three members, including a Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee members are Messrs. Gravina (Chairman), Pizzi, and Williams. The primary function of the Nominating and Corporate Governance Committee is to consider and make recommendations to the Board regarding certain governance matters, including selection of trustees for election by shareholders, selection of trustee nominees to fill vacancies on the Board or a committee thereof, development and revision, as appropriate, of applicable corporate governance documentation and practices and oversight of the evaluation of the Board. The Nominating and Corporate Governance Committee held three meetings during the fiscal year ended December 31, 2015. Each member of the Nominating and Corporate Governance Committee who served on such committee during the 2015 fiscal year attended over 75% of the aggregate of all the meetings held during 2015, with the exception of Mr. Pizzi. With respect to nominating trustee candidates, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate. Among the qualifications considered in the selection of candidates, the Nominating and Corporate Governance Committee considers the following attributes and criteria of candidates: experience, including experience with investment companies and other organizations of comparable purpose, skills, expertise, diversity, including diversity of gender, race and national origin, personal and professional integrity, time availability in light of other commitments, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board, including, when applicable, to enhance the ability of the Board or committees of the Board to fulfill their duties and/or to satisfy any independence or other applicable requirements imposed by law, rule, regulation or listing standard including, but not limited to, the 1940 Act and rules promulgated by the SEC. Each of the trustee nominees was approved by the members of the Nominating and Corporate Governance Committee and the entire Board.

              The Nominating and Corporate Governance Committee considers candidates suggested by its members and other Board members, as well as the Company's management and shareholders. A shareholder who wishes to recommend a prospective nominee for the Board must provide notice to the Secretary of the Company in accordance with the requirements set forth in the Company's Amended and Restated Bylaws, which are described in greater detail under the heading "Submission of Shareholder Proposals." Nominees for trustee who are recommended by shareholders will be evaluated in the same manner as any other nominee for trustee. The Nominating and Corporate Governance Committee charter is available on the Company's website at www.franklinsquare.com.

Communications Between Shareholders and the Board

              The Board welcomes communications from the Company's shareholders. Shareholders may send communications to the Board or to any particular trustee to the following address: c/o FS Energy and Power Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. Shareholders should indicate clearly the trustee or trustees to whom the communication is being sent so that each communication may be forwarded directly to the appropriate trustee(s).

Information about Executive Officers Who Are Not Trustees

              The following table sets forth certain information regarding the executive officers of the Company who are not trustees of the Company. Each executive officer holds their office until their successor is chosen and qualifies, or until their earlier resignation or removal.

Name, Address,
Age and	Length of
Position(s) with	Time
Company(1)	Served	Principal Occupation(s) During Past Five Years
Edward T. Gallivan, Jr. Age: 54 Chief Financial Officer	Since 2012	Mr. Gallivan has served as the Company's chief financial officer since November 2012. He has served as the chief financial officer of FS Investment Corporation IV since September 2015. He previously served as chief financial officer of FS Investment Corporation III from June 2013 to December 2014. Prior to his appointment as chief financial officer, Mr. Gallivan was a director at BlackRock, Inc. from 2005 to October 2012, where he was head of financial reporting for over 350 mutual funds. From 1988 to 2005, Mr. Gallivan worked at State Street Research & Management Company, where he served as the assistant treasurer of mutual funds. Mr. Gallivan began his career as an auditor at the global accounting firm PwC where he practiced as a certified public accountant. Mr. Gallivan received his B.S. in Business Administration (Accounting) degree at Stonehill College in Massachusetts.

Zachary Klehr Age: 37 Executive Vice President	Since 2013	Mr. Klehr has served as the Company's executive vice president since January 2013. Mr. Klehr also currently serves as executive vice president of FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D, and FS Energy and Power Fund II and has presided in such roles since the later of January 2013 or such entity's inception date. Mr. Klehr has also served in various senior officer capacities for Franklin Square Holdings and its affiliated investment advisers, FB Income Advisor, LLC, FS Advisor, FSIC II Advisor, LLC, FSIC III Advisor, LLC, FSIC IV Advisor, LLC, FS Global Advisor, LLC and FSEP II Advisor, LLC, since the later of February 2011 or such entity's inception date, including as executive vice president since September 2012. In this role, he focuses on fund administration, portfolio management, fund operations, research, education and communications. Prior to joining Franklin Square Holdings, Mr. Klehr served as a vice president at Versa Capital Management, or Versa, a private equity firm with approximately $1 billion in assets under management, from 2007 to February 2011. At Versa, he sourced, underwrote, negotiated, structured and managed investments in middle-market distressed companies, special situations and distressed debt. Prior to Versa, Mr. Klehr spent five years at Goldman, Sachs & Co., starting as an analyst in the Investment Banking Division, then in the executive office

Name, Address,
Age and	Length of
Position(s) with	Time
Company(1)	Served	Principal Occupation(s) During Past Five Years
working on firm-wide strategy covering hedge funds and other complex multi-faceted clients of the firm. Later, he joined the Financial Sponsors Group as an associate where he focused on leveraged buyouts, acquisitions and equity and debt financings for private equity clients. Mr. Klehr received his M.B.A., with honors, from the Wharton School of the University of Pennsylvania and his B.A., cum laude, also from the University of Pennsylvania. He is active in his community and served on the board of trustees of The Philadelphia School where he was a member of the executive, governance, advancement, finance and investment committees.

Gerald F. Stahlecker Age: 50 Executive Vice President	Since 2010	Mr. Stahlecker has served as the Company's executive vice president since its inception in September 2010 and as the executive vice president of FS Advisor since its inception in September 2010. Mr. Stahlecker has also served as the executive vice president of FB Income Advisor, LLC since January 2010. He has served as president of FS Investment Corporation since April 2013 and previously served as the executive vice president of FS Investment Corporation from March 2010 to April 2013. Mr. Stahlecker also serves as the executive vice president of Franklin Square Holdings and has presided in such role since January 2010. Mr. Stahlecker is also the executive vice president of FS Investment Corporation II, FSIC II Advisor, LLC, FS Investment Corporation III, FSIC III Advisor, LLC, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D, FS Global Advisor, LLC, FS Energy and Power Fund II, FSEP II Advisor LLC, FS Investment Corporation IV and FSIC IV Advisor, LLC, and has presided in such roles since July 2011, November 2011, June 2013, October 2013, January 2013, January 2013, January 2013, January 2013, February 2014, February 2014, February 2015 and September 2015, respectively. Mr. Stahlecker was an independent director of FS Investment Corporation and served as a member of its audit committee and as chairman of its valuation committee from the company's inception in December 2007 to December 2009 when he resigned as a director in order to join the Company's affiliates, FB Income Advisor, LLC and Franklin Square Holdings. Mr. Stahlecker is a former founding partner of Radcliffe Capital Management, L.P., or Radcliffe, an SEC-registered investment advisory firm which manages the Radcliffe Funds, a family of Cayman Islands-based, master-feeder structured hedge funds, as well as separately managed accounts for an institutional investor base. Radcliffe pursues convertible arbitrage, high-yield debt, special situations and event-driven

Name, Address,
Age and	Length of
Position(s) with	Time
Company(1)	Served	Principal Occupation(s) During Past Five Years
investment strategies. From its founding in October 2002 until selling his interest in Radcliffe in July 2009, Mr. Stahlecker served as managing director and chief operating officer of Radcliffe and was the co-chair of its investment committee. Prior to co-founding Radcliffe and its affiliated entities, from May 1998 through October 2002, Mr. Stahlecker served as an officer and director of Rose Glen Capital Management, L.P., or Rose Glen, a predecessor to Radcliffe. Rose Glen managed hedge funds focusing on directly negotiated, structured debt and equity investments in public companies. Mr. Stahlecker has extensive experience in structuring and negotiating investment transactions on behalf of investors and issuers and has participated in numerous distressed and special situation restructurings on behalf of investors.

From 1992 to 1998, Mr. Stahlecker was an attorney at Klehr Harrison, where he practiced corporate and securities law. While at Klehr Harrison, Mr. Stahlecker represented hedge funds, venture capital funds and other institutional investors pursuing structured equity and debt investments in public and private companies. Prior to attending law school, from 1987 to 1989, Mr. Stahlecker worked as a senior analyst at Furash & Company, a consulting boutique in Washington, D.C., where he advised banks and other financial institutions regarding mergers and acquisitions, restructurings, asset/liability management and strategic planning. Mr. Stahlecker received his B.S. in Industrial Management, with concentrations in Finance and Strategic Planning, from Carnegie Mellon University and his J.D. from Villanova University Law School, where he was an editor of the Villanova University Environmental Law Journal. Mr. Stahlecker is a member of the board of directors of the Greater Philadelphia Chamber of Commerce. Mr. Stahlecker previously served on the board of directors of the Greater Philadelphia Chamber of Commerce and serves on the board of directors of the Investment Program Association, an industry trade group.

Stephen S. Sypherd Age: 39 Vice President, Treasurer and Secretary	Since 2013	Mr. Sypherd has served as the Company's vice president, treasurer and secretary since January 2013. Mr. Sypherd also currently serves as vice president, treasurer and secretary of FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D and FS Energy and Power Fund II, and has presided in

Name, Address,
Age and	Length of
Position(s) with	Time
Company(1)	Served	Principal Occupation(s) During Past Five Years
such roles since the later of January 2013 or such entity's inception date. Mr. Sypherd has also served in various senior officer capacities for Franklin Square Holdings and its affiliated investment advisers, FB Income Advisor, LLC, FS Advisor, FSIC II Advisor, LLC, FSIC III Advisor, LLC, FSIC IV Advisor, LLC, FS Global Advisor, LLC and FSEP II Advisor, LLC since the later of August 2010 or such entity's inception date, including as general counsel since January 2013 and managing director since August 2014. He is responsible for legal and compliance matters across all entities and investment products of Franklin Square Holdings. Prior to joining Franklin Square Holdings, Mr. Sypherd served for eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal. He serves on the board of trustees of the University of the Arts (and on the advancement and governance committee of that board).

James F. Volk Age: 53 Chief Compliance Officer	Since April 2015	Mr. Volk has served as the Company's chief compliance officer since April 2015. Mr. Volk also serves as the chief compliance officer of FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, FS Energy and Power Fund II, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D, and has also presided in such roles since the later of April 2015 or such entity's inception date. He is responsible for all compliance and regulatory issues affecting the Fund Complex. Before joining Franklin Square Holdings in October 2014, Mr. Volk was the chief compliance officer, chief accounting officer and head of traditional fund operations at SEI Investment Company's Investment Manager Services market unit. Mr. Volk was also formerly the assistant chief accountant at the SEC's Division of Investment Management and a senior manager for PwC. Mr. Volk graduated from the University of Delaware with a B.S. in Accounting and is an active Certified Public Accountant.

(1)
The address for each officer is c/o FS Energy and Power Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Code of Business Conduct and Ethics

              The Company has adopted a code of business conduct and ethics (as amended and restated to date, the "Code of Business Conduct and Ethics") pursuant to Rule 17j-1 promulgated under the 1940 Act, which applies to, among others, its officers, including its Chief Executive Officer and its Chief Financial Officer, as well as the members of the Board. The Company's Code of Business Conduct and Ethics can be accessed via the Company's website at www.franklinsquare.com. In addition, the Code of Business Conduct and Ethics is available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Shareholders may also obtain a copy of the Code of Business Conduct and Ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549. The Company intends to disclose any amendments to or waivers of required provisions of the Code of Business Conduct and Ethics on Form 8-K, as required by the Exchange Act and the rules and regulations promulgated thereunder.

Compensation Discussion and Analysis

              The Company's executive officers do not receive any direct compensation from the Company. The Company does not currently have any employees and does not expect to have any employees. As an externally managed BDC, services necessary for the Company's business are provided by individuals who are employees of FS Advisor or its affiliates or by individuals who were contracted by FS Advisor, the Company or their respective affiliates to work on behalf of the Company. Each of the Company's executive officers is an employee of FS Advisor or its affiliates, and the day-to-day investment operations and administration of the Company's portfolio are managed by FS Advisor. In addition, the Company reimburses FS Advisor for expenses necessary to perform services related to the Company's administration and operations, including FS Advisor's allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings providing administrative services to the Company on behalf of FS Advisor in performing its obligations under the investment advisory and administrative services agreement between the Company and FS Advisor (the "investment advisory and administrative services agreement").

              Under the investment advisory and administrative services agreement, the Company, either directly or through reimbursement to FS Advisor or its affiliates, is responsible for its organization and offering costs in an amount up to 1.5% of gross proceeds raised in the Company's continuous public offering. Organization and offering costs primarily include legal, accounting, printing and other expenses relating to the Company's continuous public offering, including costs associated with technology integration between the Company's systems and those of its selected broker-dealers, marketing expenses, salaries and direct expenses of FS Advisor's personnel, employees of its affiliates and others while engaged in registering and marketing the Company's common shares, which includes the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Company.

              Prior to satisfaction of the minimum offering requirement (under the investment advisory and administrative services agreement) and for a period of time thereafter, Franklin Square Holdings funded certain of the Company's organization and offering costs. Following this period, the Company paid certain of its organization and offering costs directly and reimbursed FS Advisor for offering costs incurred by FS Advisor on the Company's behalf, including marketing expenses, salaries and other direct expenses of FS Advisor's personnel and employees of its affiliates while engaged in registering and marketing the Company's common shares. Organization and offering costs funded directly by Franklin Square Holdings were recorded by the Company as a contribution to capital. The offering costs were offset against capital in excess of par value on the consolidated financial statements and the organization costs were charged to expense as incurred by the Company. All other offering costs, including costs incurred directly by the Company, amounts reimbursed to FS Advisor for ongoing offering costs and any reimbursements paid to

Franklin Square Holdings for organization and offering costs previously funded, are recorded as a reduction of capital.

Trustee Compensation

              The Company does not pay compensation to its trustees who also serve in an executive officer capacity for the Company or FS Advisor.

              Trustees who do not also serve in an executive officer capacity for the Company or FS Advisor are entitled to receive annual cash retainer fees, fees for participating in in-person Board and Board committee meetings and annual fees for serving as a committee chairperson. These trustees are Messrs. Brown, Chandler, Goldstein, Gravina, Heller, Pizzi, Vague and Williams. Mr. Goldstein also receives an annual retainer for his service as the lead Independent Trustee.

              Amounts payable under the trustee fee arrangement were determined and paid quarterly in arrears as follows:

Fee	Amount
Annual Board Retainer	$100,000
Board Meeting Fees	$2,500
Annual Committee Chair Retainers:
Audit and Valuation Committees	$20,000
Nominating and Governance Committee	$15,000
Other Committees	$10,000
Committee Meeting Fees	$1,000
Annual Lead Independent Trustee Retainer	$25,000

              The Company will also reimburse each of the above trustees for all reasonable and authorized business expenses in accordance with its policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting and each committee meeting not held concurrently with a Board meeting.

              The table below sets forth the compensation received by each trustee from (i) the Company and (ii) all of the companies in the Fund Complex, including the Company, in the aggregate, in each case, for service during the fiscal year ended December 31, 2015:

Name of Trustee	Fees Earned or Paid in Cash by the Company	Total Compensation from the Company	Total Compensation from the Fund Complex(1)(2)
David J. Adelman	—	—	—
Sidney R. Brown	$107,000	$107,000	$107,000
Gregory P. Chandler	$138,250	$138,250	$279,000
Michael C. Forman	—	—	—
Richard Goldstein	$150,500	$150,500	$236,000
Thomas J. Gravina	$128,000	$128,000	$312,500
Michael J. Heller	$110,500	$110,500	$467,500
Charles P. Pizzi	$109,500	$109,500	$186,500
Richard W. Vague	$109,500	$109,500	$109,500
R. Richard Williams	$117,000	$117,000	$117,000

(1)
Messrs. Adelman, Chandler, Forman, Gravina and Heller serve on the board of directors of FS Investment Corporation. Messrs. Adelman, Forman, Goldstein and Heller serve on the board of directors of FS Investment Corporation II. Messrs. Adelman, Forman and Heller serve on the board of directors of FS Investment Corporation III. Messrs. Adelman, Forman, Gravina and Pizzi serve on the boards of trustees of FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D, FS Global Credit Opportunities Fund—T and FS Global Credit Opportunities Fund—ADV. Messrs. Adelman and Forman serve on the board of trustees of FS Energy and Power Fund II. Messrs. Adelman, Forman and Gravina serve on the board of directors of FS Investment Corporation IV. The Company, FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D, FS Global Credit Opportunities Fund—T, FS Global Credit Opportunities Fund—ADV and FS Energy and Power Fund II are part of the Fund Complex.

(2)
As of the Record Date, FS Energy and Power Fund II, FS Global Credit Opportunities Fund—T and FS Global Credit Opportunities Fund—ADV had not yet commenced investment operations. To date, FS Energy and Power Fund II has not paid any compensation to its trustees.

              The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Fund Complex that were beneficially owned by each trustee as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

Name of Trustee	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Fund Complex(1)(2)
Interested Trustees:
Michael C. Forman	Over $100,000	Over $100,000
David J. Adelman	Over $100,000	Over $100,000
Thomas J. Gravina	Over $100,000	Over $100,000
Michael J. Heller	Over $100,000	Over $100,000
Independent Trustees:
Sidney R. Brown	Over $100,000	Over $100,000
Gregory P. Chandler	Over $100,000	Over $100,000
Richard I. Goldstein	Over $100,000	Over $100,000
Charles P. Pizzi	Over $100,000	Over $100,000
Richard W. Vague	Over $100,000	Over $100,000
R. Richard Williams	Over $100,000	Over $100,000

(1)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2)
The dollar range of equity securities beneficially owned by trustees is based on the Company's public offering price of $7.15 per share as of the Record Date. The dollar range of equity securities of FS Investment Corporation beneficially owned by trustees of the Company, if applicable, is based on a price of $9.36 per share, which is the last reported closing price for FS Investment Corporation on the New York Stock Exchange LLC on the Record Date. The dollar range of equity securities of FS Investment Corporation II beneficially owned by trustees of the Company, if applicable, is based on a price of $10.60 per share of FS Investment Corporation II, which is the last offering price at which FS Investment Corporation II issued its shares of common stock in its public offering in March 2014. The dollar range of equity securities of FS Investment Corporation III, FS Investment Corporation IV, FS Global Credit Opportunities Fund—A and FS

  Global Credit Opportunities—D beneficially owned by trustees of the Company, if applicable, is based on a price of $8.75 per share of common stock of FS Investment Corporation III, $10.80 per share of common stock of FS Investment Corporation IV, $7.57 per common share of beneficial interest of FS Global Credit Opportunities Fund—A and $7.11 per common share of beneficial interest of FS Global Credit Opportunities Fund—D, which were the public offering prices of each respective security as of the Record Date. The dollar range of equity securities of FS Energy and Power Fund II beneficially owned by the trustees of the Company, if applicable, is based on a price of $9.00 per common share of beneficial interest of FS Energy and Power Fund II, which is the price at which certain trustees of the Company purchased such equity securities in connection with contributing seed capital to FS Energy and Power Fund II.

Certain Relationships and Related Party Transactions

              The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. For example, the Company's Code of Business Conduct and Ethics generally prohibits any employee, officer or trustee from engaging in any transaction where there is a conflict between such individual's personal interest and the interests of the Company. Waivers to the Code of Business Conduct and Ethics for any executive officer or member of the Board must be approved by the Board and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee is required to review and approve all transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Exchange Act). Prior to the occurrence of a liquidity event (which we define as (1) a listing of the Company's Common Shares on a national securities exchange, (2) the sale of all or substantially all of the Company's assets either on a complete portfolio basis or individually followed by a liquidation, or (3) a merger or another transaction approved by the Board in which the Company's shareholders likely will receive cash or shares of a publicly traded company), all future transactions with affiliates of the Company will be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of the Board, including a majority of the Independent Trustees.

Compensation of the Investment Adviser and Dealer Manager

              Pursuant to the investment advisory and administrative services agreement, FS Advisor is entitled to an annual base management fee of 2.0% of the average value of the Company's gross assets and an incentive fee based on the Company's performance. The Company commenced accruing fees under the investment advisory and administrative services agreement on July 18, 2011, upon commencement of the Company's investment operations. Base management fees are paid on a quarterly basis in arrears.

              The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals 20.0% of the Company's "pre-incentive fee net investment income" for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.625% per quarter, or an annualized hurdle rate of 6.5%. As a result, FS Advisor does not earn this incentive fee for any quarter until the Company's pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.625%. For purposes of this fee, "adjusted capital" means cumulative gross proceeds generated from sales of the Company's common shares (including proceeds from its distribution reinvestment plan) reduced for distributions from non-liquidating dispositions of the Company's investments paid to shareholders and amounts paid for share repurchases pursuant to the Company's share repurchase program. Once the Company's pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FS Advisor is entitled to a "catch-up" fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company's pre-incentive fee net investment income for such quarter equals 2.031%, or 8.125% annually, of adjusted capital. This "catch-up" feature allows FS Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, FS Advisor is entitled to receive 20.0% of pre-incentive fee net investment income.

              The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of the Company's incentive fee capital gains, which equal the Company's realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement, the fee payable to FS Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized.

              The Company reimburses FS Advisor for expenses necessary to perform services related to the Company's administration and operations, including FS Advisor's allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings providing administrative services to the Company on behalf of FS Advisor. The amount of the reimbursement payable to FS Advisor is the lesser of (1) FS Advisor's actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. FS Advisor is required to allocate the cost of such services to the Company based on factors such as assets, revenues, time allocations and/or other reasonable metrics. The Board reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of the administrative expenses among the Company and certain affiliates of FS Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Company based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board, among other things, compares the total amount paid to FS Advisor for such services as a percentage of the Company's net assets to the same ratio as reported by other comparable BDCs. The Company will not reimburse FS Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FS Advisor.

              Under the investment advisory and administrative services agreement, the Company, either directly or through reimbursement to FS Advisor or its affiliates, is responsible for its organization and offering costs in an amount up to 1.5% of gross proceeds raised in the Company's continuous public offering. Organization and offering costs primarily include legal, accounting, printing and other expenses relating to the Company's continuous public offering, including costs associated with technology integration between the Company's systems and those of its selected broker-dealers, marketing expenses, salaries and direct expenses of FS Advisor's personnel, employees of its affiliates and others while engaged in registering and marketing the Company's common shares, which includes the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Company.

              Prior to satisfaction of the minimum offering requirement and for a period of time thereafter, Franklin Square Holdings funded certain of the Company's organization and offering costs. Following this period, the Company paid certain of its organization and offering costs directly and reimbursed FS Advisor for offering costs incurred by FS Advisor on the Company's behalf, including marketing expenses, salaries and other direct expenses of FS Advisor's personnel and employees of its affiliates while engaged in registering and marketing the Company's common shares. Organization and offering costs funded directly by Franklin Square Holdings were recorded by the Company as a contribution to capital. The offering costs were offset against capital in excess of par value on the consolidated financial statements and the organization costs were charged to expense as incurred by the Company. All other offering costs, including costs incurred directly by the Company, amounts reimbursed to FS Advisor for ongoing offering costs and any reimbursements paid to Franklin Square Holdings for organization and offering costs previously funded, are recorded as a reduction of capital.

              The dealer manager for the Company's continuous public offering is FS2 Capital Partners, LLC ("FS2"), which is one of the Company's affiliates. Under the dealer manager agreement among the Company, FS Advisor and FS2, FS2 is entitled to receive selling commissions up to 7.0% of the gross proceeds of the public offering and a dealer manager fee up to 3.0% of the gross proceeds of the public offering in connection with the sale of Common Shares in the Company's continuous public offering, all or a portion of which may be re-allowed to selected broker dealers and financial representatives.

              The following table describes the fees and expenses accrued under the investment advisory and administrative services agreement and the dealer manager agreement during the year ended December 31, 2015 (dollar amounts in the table below and the related notes are presented in thousands).

Related Party	Source Agreement	Description	Year Ended December 31, 2015
FS Advisor	Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$75,997
FS Advisor	Investment Advisory and Administrative Services Agreement	Capital Gains Incentive Fee(2)	—
FS Advisor	Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(3)	$31,016
FS Advisor	Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(4)	$4,056
FS Advisor	Investment Advisory and Administrative Services Agreement	Offering Costs(5)	$4,238
FS2	Dealer Manager Agreement	Dealer Manager Fee(6)	$9,251

(1)
During the year ended December 31, 2015, $75,571 in base management fees were paid to FS Advisor. As of December 31, 2015, $18,338 in base management fees were payable to FS Advisor.

(2)
During the year ended December 31, 2015, the Company did not accrue any capital gains incentive fees. No capital gains incentive fees are actually payable by the Company with respect to unrealized gains unless and until those gains are actually realized. The Company did not pay any capital gains incentive fees to FS Advisor during the year ended December 31, 2015. As of December 31, 2015, the Company did not have any accrued capital gains incentive fees.

(3)
During the year ended December 31, 2015, $31,110 of subordinated incentive fees on income were paid to FS Advisor. As of December 31, 2015, a subordinated incentive fee on income of $12,048 was payable to FS Advisor.

(4)
During the year ended December 31, 2015, $3,784 of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FS Advisor and the remainder related to other reimbursable expenses. The Company paid $3,837 in administrative services expenses to FS Advisor during the year ended December 31, 2015.

(5)
During the year ended December 31, 2015, the Company incurred offering costs of $8,950 of which $4,238 related to reimbursements to FS Advisor for offering costs incurred on the Company's behalf, including marketing expenses, salaries and other direct expenses of FS

  Advisor's personnel and employees of its affiliates while engaged in registering and marketing the Company's common shares.

(6)
Represents aggregate dealer manager fees retained by FS2 and not re-allowed to selected broker-dealers and financial representatives.

              The investment advisory and administrative services agreement provides that FS Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with it are not entitled to indemnification (including reasonable attorneys' fees and amounts reasonably paid in settlement) for any liability or loss suffered by FS Advisor, nor will FS Advisor or such other person be held harmless for any loss or liability suffered by the Company, unless (i) FS Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in the Company's best interests, (ii) FS Advisor or such other person was acting on behalf of or performing services for the Company, (iii) the liability or loss suffered was not the result of negligence or misconduct by FS Advisor or such other person and (iv) the indemnification or agreement to hold FS Advisor or such other person harmless for any loss or liability suffered by the Company is only recoverable out of the Company's net assets and not from the Company's shareholders.

Potential Conflicts of Interest

              FS Advisor's senior management team is comprised of substantially the same personnel as the senior management teams of FB Income Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, FSIC IV Advisor, LLC and FS Global Advisor, LLC, the investment advisers to Franklin Square Holdings' other affiliated BDCs and affiliated closed-end management investment company. As a result, such personnel provide investment advisory services to the Company and each of FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and FS Global Credit Opportunities Fund. While none of FS Advisor, FB Income Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, FSIC IV Advisor, LLC or FS Global Advisor, LLC is currently making private corporate debt investments for clients other than the Company, FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV or FS Global Credit Opportunities Fund, respectively, any, or all, may do so in the future. In the event that FS Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Company's investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FS Advisor or its management team. In addition, even in the absence of FS Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and/or FS Global Credit Opportunities Fund rather than to the Company.

Exemptive Relief

              As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated point. In an order dated June 4, 2013, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FS Advisor, including FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, and any future BDCs that are advised by FS Advisor or its affiliated investment advisers, or collectively the Company's co-investment affiliates. The Company believes this relief has and may continue to enhance its ability to further its investment objectives and strategy. The Company believes this relief may also increase favorable investment opportunities for the Company, in part, by allowing it to participate in larger investments, together with the Company's co-investment affiliates, than would be available to it if such relief had not been obtained. Because the Company did not seek exemptive relief to engage in co-investment transactions with its investment sub-adviser, GSO Capital Partners, L.P. ("GSO"), and its affiliates, it will continue to be permitted to co-invest with GSO and its affiliates only in accordance with existing regulatory guidance.

Expense Reimbursement

              Pursuant to an expense support and conditional reimbursement agreement, amended and restated as of May 16, 2013, or the expense reimbursement agreement, Franklin Square Holdings has agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that no portion of the Company's distributions to shareholders will be paid from its offering proceeds or borrowings. However, because certain investments the Company may make, including preferred and common equity investments, may generate dividends and other distributions to the Company that are treated for tax purposes as a return of capital, a portion of the Company's distributions to shareholders may also be deemed to constitute a return of capital for tax purposes to the extent that the Company may use such dividends or other distribution proceeds to fund its distributions to shareholders. Under those circumstances, Franklin Square Holdings will not reimburse the Company for the portion of such distributions to shareholders that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to shareholders.

              Under the expense reimbursement agreement, Franklin Square Holdings will reimburse the Company quarterly for expenses in an amount equal to the difference between the Company's cumulative distributions paid to its shareholders in each quarter, less the sum of the Company's net investment company taxable income, net capital gains and dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment company taxable income or net capital gains) in each quarter.

              Pursuant to the expense reimbursement agreement, the Company has a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under such agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, the sum of the Company's net investment company taxable income, net capital gains and the amount of any dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment company taxable income or net capital gains) exceeds the distributions paid by the Company to its shareholders; provided, however, that (i) the Company will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings with respect to any calendar quarter beginning on or after July 1, 2013 to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause "other operating expenses" (as defined below) (on an annualized basis and net of any expense support payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of the Company's average net assets attributable to its common shares for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Company's average net assets attributable to its common shares represented by "other operating expenses" during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) the Company will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the aggregate amount of distributions per share declared by the Company in such calendar quarter is less than the aggregate amount of distributions per share declared by the Company in the calendar quarter in which Franklin Square Holdings made the expense support payment to which such reimbursement relates. The

Company is not obligated to pay interest on the payments it receives from Franklin Square Holdings. "Other operating expenses" means the Company's total "operating expenses" (as defined below), excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. "Operating expenses" means all operating costs and expenses incurred, as determined in accordance with generally accepted accounting principles ("GAAP") for investment companies.

              The Company or Franklin Square Holdings may terminate the expense reimbursement agreement at any time. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. Upon termination of the expense reimbursement agreement by Franklin Square Holdings, Franklin Square Holdings will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the Company's conditional obligation to reimburse Franklin Square Holdings pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

              Franklin Square Holdings is controlled by the Company's chairman, president and chief executive officer, Michael C. Forman, and the Company's vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that Franklin Square Holdings will reimburse any portion of the Company's expenses in future quarters.

FS Benefit Trust

              On May 30, 2013, FS Benefit Trust was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of Franklin Square Holdings and its affiliates. During the years ended December 31, 2015, 2014 and 2013, FS Benefit Trust purchased $104,000, $49,000 and $43,000, respectively, of the Company's common shares at a purchase price equal to 90% of the offering price in effect on the applicable purchase date.

Section 16(a) Beneficial Ownership Reporting Compliance

              Pursuant to Section 16(a) of the Exchange Act, the Company's trustees and executive officers, and any persons holding more than 10% of its Common Shares, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company's review of Forms 3, 4 and 5 filed by such persons and information provided by the Company's trustees and officers, the Company believes that during the fiscal year ended December 31, 2015, all Section 16(a) filing requirements applicable to such persons were timely filed.

Required Vote

              Each trustee nominee shall be elected by a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the Trustee Proposal. Common Shares represented by broker non-votes also are not considered votes cast and thus have no effect on the Trustee Proposal. There will be no cumulative voting with respect to the Director Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE
TRUSTEE NOMINEES.

 PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

              RSM US LLP, 751 Arbor Way, Suite 200, Blue Bell, Pennsylvania 19422, has been appointed by the Board to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016. RSM US LLP (formerly McGladrey LLP through October 25, 2015) acted as the Company's independent registered public accounting firm for the fiscal years ended December 31, 2011 through 2015. The Company knows of no direct financial or material indirect financial interest of RSM US LLP in the Company. A representative of RSM US LLP will be available by telephone to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

              Although action by the shareholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company's consolidated financial statements. If a quorum is present at the Annual Meeting and the appointment of RSM US LLP as independent registered public accounting firm for the fiscal year ending December 31, 2016 is not ratified by the shareholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint RSM US LLP as the Company's independent registered public accounting firm for the succeeding fiscal year.

Fees

              Set forth in the table below are audit fees, audit related fees, tax fees and all other fees billed to the Company by RSM US LLP (formerly McGladrey LLP through October 25, 2015) for professional services performed for the Company's fiscal years ended December 31, 2015 and 2014:

Fiscal Year	Audit Fees	Audit-Related Fees(1)	Tax Fees	All Other Fees(2)
2015	$372,500	$98,775	—	$74,750
2014	$332,500	$87,075	—	$53,325

(1)
"Audit-Related Fees" are those fees billed to the Company by RSM US LLP for services provided by RSM US LLP or fees billed for expenses relating to the review by RSM US LLP of the Company's registration statements filed with the SEC pursuant to the Securities Act of 1933, as amended (the "Securities Act").

(2)
"All Other Fees" are those fees, if any, billed to the Company by RSM US LLP in connection with permitted non-audit services.

Pre-Approval Policies and Procedures

              The Company's Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the Company's independent registered public accounting firm for audit services and permitted non-audit services for the Company and for permitted non-audit services for FS Advisor and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is considered at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by RSM US LLP to management. All of the audit and non-audit services described above for which RSM US LLP billed the Company for the fiscal years ended December 31, 2015 and 2014 were pre-approved by the Audit Committee.

Audit Committee Report

              As part of its oversight of the Company's financial statements, the Audit Committee reviewed and discussed with both management and RSM US LLP, the Company's independent registered public accounting firm, the Company's consolidated financial statements filed with the SEC for the fiscal year ended December 31, 2015. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. GAAP, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with RSM US LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communication with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

              The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by the Company's independent registered public accounting firm. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by RSM US LLP in order to assure that the provision of such service does not impair the firm's independence.

              Any request for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount of fees associated with such services, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by RSM US LLP to management.

              The Audit Committee received and reviewed the written disclosures and the letter from RSM US LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding RSM US LLP's communications with the Audit Committee concerning independence, and has discussed with RSM US LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to RSM US LLP. It has also reviewed non-audit services and fees to assure compliance with the Company's and the Audit Committee's policies restricting RSM US LLP from performing services that might impair its independence.

              Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the year ended December 31, 2015 be included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC. The Audit Committee also recommended the appointment of RSM US LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016.

Audit Committee Members:
Gregory P. Chandler, Chairman Richard Vague R. Richard Williams

              The material in this Audit Committee report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

              The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, provided a quorum is present, is required to ratify the appointment of RSM US LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Accountant Proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company's independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the Common Shares, there will not be any broker non-votes with respect to the Accountant Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE
APPOINTMENT OF RSM US LLP AS THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2016.

 SUBMISSION OF SHAREHOLDER PROPOSALS

              The Company's Amended and Restated Bylaws require the Company to hold an annual meeting of the shareholders for the election of trustees and the transaction of any business within the powers of the Company on a date and at a time set by the Board. In addition, the Company will hold special meetings as required or deemed desirable, or upon the request of holders of at least 10% of the Company's outstanding Common Shares entitled to vote. Any shareholder that wishes to submit a proposal for consideration at a subsequent meeting of the shareholders should mail the proposal promptly to the Secretary of the Company. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 promulgated under the Exchange Act and must be received by the Company in accordance with the Company's Amended and Restated Bylaws and any other applicable law, rule, or regulation regarding trustee nominations. When submitting a nomination to the Company for consideration, a shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each trustee nominee: full name, age, and address; class, series and number of Common Shares beneficially owned by the nominee, if any; the date such Common Shares were acquired and the investment intent of such acquisition; whether such shareholder believes the individual is an "interested person" of the Company, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of trustees in an election contest or is otherwise required. To date, the Company has not received any recommendations from shareholders requesting consideration of a candidate for inclusion among the slate of nominees in the Company's proxy statement.

              Pursuant to the Company's Amended and Restated Bylaws, for a trustee nomination or other business to be considered for the next annual meeting of shareholders, notice must be provided in writing and delivered to the Secretary of the Company at the Company's principal executive office before January 31, 2017 but not before December 31, 2016. The timely submission of a proposal does not guarantee its inclusion.

              Any shareholder proposals submitted pursuant to the Rule 14a-8 promulgated under the Exchange Act for inclusion in the Company's proxy statement and form of proxy for the 2017 annual meeting of shareholders must be received by the Company on or before December 31, 2016. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: FS Energy and Power Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attention: Secretary.

OTHER MATTERS TO COME BEFORE THE MEETING

              The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

 INVESTMENT ADVISER AND ADMINISTRATOR, INVESTMENT SUB-ADVISER, DEALER MANAGER AND SUB-ADMINISTRATOR

              Set forth below are the names and addresses of the Company's investment adviser and administrator, investment sub-adviser, dealer manager and sub-administrator:

INVESTMENT ADVISER AND ADMINISTRATOR	INVESTMENT SUB-ADVISER	DEALER MANAGER	SUB-ADMINISTRATOR
FS Investment Advisor, LLC	GSO Capital Partners LP	FS2 Capital Partners, LLC	State Street Bank and Trust
201 Rouse Boulevard	345 Park Avenue	201 Rouse Boulevard	Company
Philadelphia, PA 19112	New York, NY 10154	Philadelphia, PA 19112	100 Huntington Avenue
Tower II, Floor 3
Mail Code CPH0326
Boston, MA 02116

              PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

VIEW MATERIALS & VOTE w SCAN TO FS ENERGY AND POWER FUND 201 ROUSE BLVD. PHILADELPHIA, PA 19112 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. GENERAL QUESTIONS 1-855-486-7904 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E09909-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. FS ENERGY AND POWER FUND The Board of Trustees recommends you vote FOR the following: For Withhold For All AllAllExcept ! !! 1. Election of Trustees Nominees: 01. 02. 03. 04. 05. David J. Adelman Sidney R. Brown Gregory P. Chandler Michael C. Forman Richard I. Goldstein 06. 07. 08. 09. 10. Thomas J. Gravina Michael Heller Charles P. Pizzi Richard W. Vague R. Richard Williams The Board of Trustees recommends you vote FOR the following proposal: For Against Abstain ! ! ! 2. To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Shareholder Letter are available at www.proxyvote.com. E09910-TBD FS ENERGY AND POWER FUND Annual Meeting of Shareholders June 23, 2016 This proxy is solicited by the Board of Trustees The undersigned hereby appoints Michael C. Forman and Stephen S. Sypherd, and each of them, as proxies of the undersigned with full power of substitution in each of them, to attend the 2016 Annual Meeting of Shareholders of FS Energy and Power Fund, a Delaware statutory trust (the "Company"), to be held at 2:00 p.m., Eastern Time, on June 23, 2016, at the offices of the Company located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof (the "Annual Meeting"), and vote as designated on the reverse side of this proxy card all of the common shares of beneficial interest, par value $0.001 per share, of the Company ("Common Shares") held of record by the undersigned. The proxy statement and the accompanying materials are being mailed on or about April 30, 2016 to shareholders of record as of April 20, 2016 and are available on the Company's website at www.franklinsquare.com by clicking on "Corporate Governance" at the bottom of the Company's webpage. All properly executed proxies representing Common Shares received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no instructions are marked, the Common Shares will be voted FOR the proposal to elect each of the trustee nominees and FOR the proposal to ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm. If any other business is presented at the Annual Meeting, this proxy will be voted by the proxies in their best judgment, including any motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the board of trustees of the Company knows of no other business to be presented at the Annual Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Shareholders who execute proxies may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her Common Shares in person or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting. Continued and to be signed on reverse side

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FS ENERGY AND POWER FUND 201 Rouse Boulevard Philadelphia, Pennsylvania 19112
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held On June 23, 2016
FS ENERGY AND POWER FUND 201 Rouse Boulevard Philadelphia, Pennsylvania 19112
ANNUAL MEETING OF SHAREHOLDERS To Be Held On June 23, 2016
PROXY STATEMENT
GENERAL
PROPOSAL 1: ELECTION OF TRUSTEES
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE TRUSTEE NOMINEES.
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SUBMISSION OF SHAREHOLDER PROPOSALS
OTHER MATTERS TO COME BEFORE THE MEETING
INVESTMENT ADVISER AND ADMINISTRATOR, INVESTMENT SUB-ADVISER, DEALER MANAGER AND SUB-ADMINISTRATOR